UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2004

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of September 1, 2004, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B)

Origen Residential Securities, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-117573	20-1370314

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 644-5595

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.      Other Events

     Filing of Form T-1

     As of the date hereof, Origen Residential Securities, Inc. (the “Registrant”) is filing a Form T-1 to designate JPMorgan Chase Bank to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939, as amended. Form T-1 is attached hereto as Exhibit 25.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description

25	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIGEN RESIDENTIAL SECURITIES, INC. (Registrant)
By:	/s/ W. Anderson Geater
	Name:	W. Anderson Geater
	Title:	Director, Secretary and Treasurer

Dated: September 27, 2004

EXHIBIT INDEX

	Item 601(a) of		Sequentially
Exhibit	Regulation		Numbered
Number	S-K Exhibit No.	Description	Page

1	25	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.